                                                                   EXHIBIT 10.19

                                                           [ENGLISH TRANSLATION]

                          SPORTS GROUND LAYING CONTRACT

I.   Parties to the Contract

     Party A: Baoding Tianwei Yingli New Energy Resources Co., Ltd.

     Party B: Baoding Yingli Municipal Public Facilities Company

II. Specifications, Engineering Quantity and Price (to be calculated based on the actual area after the completion of construction)

                                        Thickness                    Area     Unit Price    Total Price
        Project Name                      (mm)          Color       (m(2))   (Yuan/ m(2))     (Yuan)
        ------------                    ---------   -------------   ------   ------------   -----------
Polyurethane Plastic Basketball Court       8       Red and Green     608         135          82080
   (Granular Resin Coat)

Total [INFORMATION MISSING IN THE
   ORIGINAL DOCUMENT]

III. Project Schedule:

     Based on the situation of the foundation (whether suitable for plastic coat laying), _________ [INFORMATION MISSING IN THE ORIGINAL DOCUMENT] will access the site, and complete the construction within twelve (12) effective calendar days (any day on which the work has been stopped as a result of rain, damp weather, noncompliant foundation shall be deemed as an ineffective calendar day).

IV.  Quality Requirements:

     The project shall be in compliance with the national standard GB/T14833-93 to allow standard sample acceptance, and the construction shall be carried out in strict compliance with the Construction Organization and Design Plan.

V.   Warranty Period

     The warranty service shall be made available with respect to the plastic sports ground under proper use free of charge for three (3) years after the completion of construction; in the event of any improper use or any other damage, the maintenance fees shall be collected at cost; and lifetime maintenance is available.


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     Party B shall be responsible for renovating the plastic coat in the event of any quality problems (except as caused by the foundation), such as fading or cracking.

VI.  Payment Terms

     1. Upon execution of this contract, Party A shall pay 30% of the total project payment as down payment to Party B; Upon delivery of the materials to the construction site, Party A shall another 30% of the total project payment to Party B; Upon completion of laying of bottom plastic, Party A shall 20% of the total project payment to Party B; Upon completion of construction, Party A shall organize the acceptance and once the project has passed the acceptance test, Party A shall pay up the total project payment. (A quality assurance deposit equal to 5% of the total amount calculated based on the actual area after the completion of construction shall be retained and be paid in full at one time one (1) thereafter during which there shall have been no qualities problems).

     2. Party A shall organize the acceptance within three (3) days after the completion of construction. The ground shall not be used prior to the acceptance, and the acceptance shall be deemed by Party B to have been completed in accordance with the quality requirements of Party A once the ground has been used.

VII. Responsibilities and Duties of the Parties

     Party A:

     1. To provide or confirm the construction drawings and the relevant materials relating to the site; and provide qualified foundation.

     2. To provide water and electricity free of charge and facilitate the construction.

     3. To organize the maintenance of construction site; and organize the acceptance of the project in a timely manner.

     Party B:

     1.   To ensure the construction progress as agreed in the contract.

     2. To carry out the safe and civilized construction in accordance with the design and process requirements.

     3. To implement a product return visit system and perform good after-sales work.

VIII. Liability for Breach

     1. Party A and Party B shall strictly implement this contract upon effectiveness thereof. Neither Party A nor Party B may terminate this contract at


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     its sole discretion; otherwise the terminating party shall pay 20% of the total contract price to the other party as compensation.

     2. In the event that Party A fails to make any payment on the date provided herein, it shall pay 0.1% of the total contract price for each day on which such payment has been delayed to Party B as compensation.

     3. In the event that Party B fails to complete construction according to the construction schedule, it shall pay 0.1% of the total contract price for each day on which such construction has been delayed to Party A as compensation.

IX.  Project Site:

X. This contract shall be executed in two (2) original copies, and come into effect on the date on which this contract has been signed and sealed by Party A and Party B.

XI. Anything not addressed herein shall be solved by Party A and Party B through consultation.

Party A                                 Party B

Name (Seal):                            Name (Seal):
Baoding Tianwei Yingli                  Baoding Yingli Municipal Public
New Energy Resources Co., Ltd.          Facilities Company
Address: ____________________________   Address: 722 Cuiyuan Street, Baoding
                                                 High-tech Industrial
                                                 Development Zone
Attorney-in-fact:                       Attorney-in-fact:


/s/ Wang Junqing                        /s/ Di Limei
-------------------------------------   ----------------------------------------
Telephone: __________________________   Telephone: 0312-3118830
Bank: _______________________________   Bank: Baoding Jianhua Sub-branch, ADBC
Bank Account: _______________________   Bank Account: 50-580101040005393

                         Date of Execution: May 15, 2006


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                             PURCHASE ORDER CONTRACT
               BAODING YINGLI MUNICIPAL PUBLIC FACILITIES COMPANY

Purchaser: Baoding Tianwei Yingli New Energy Resources Co., Ltd.

   No.         Description of Product       Specification            Quantity               Unit       Unit Price   Amount   Remarks
   ---      ---------------------------   ----------------   ------------------------   ------------   ----------   ------   -------
01          Standard Basketball Stand                                     2                 set            5400      10800

02          Plastic Net                                                  85                 m(2)            110       9350

03          Reflective Fence                                             12                 piece            75        900

04          Warning Board                                                 1                 piece           480        480

RMB         (in Words) Twenty One Thousand Five Hundred and Thirty Yuan

Agreed      Time of Delivery              Prior to September 10, 2006
Proposal
            Payment Terms                 Payment shall be made upon arrival and acceptance of the goods.

            Note                          Warranty Period: One Year.

            Transportation Site                              Select Transportation      Automobile [X], Train, Plane, Ship,
                                                             Method                     Express Delivery

Consignee                                                    Consignee'
                                                             Telephone No.

Notes: 1.   This Contract shall be executed in two original copies with each of the purchaser and the supplier holding one copy thereof.

       2.   This contract shall come into effect once signed and sealed by the parties, and shall be terminated upon completion of implementation thereof and after the goods have been delivered and the payment has been made.

       3.   Invoice                                          VAT Invoice


       4.   Representative of Purchaser   /s/ Wang Junqing   Representative of Seller   /s/ Di Limei
                                          ----------------                              ------------

       5.   Telephone                                        Cell Phone

       6.   Address                                          Address                    3055 Fuxing Zhong Road, High-tech
                                                                                        Industrial  Development Zone

                                      Contract Execution Date: September 8, 2006
             Baoding Yingli Municipal Public Facilities Company (Corporate Seal)

Company's Telephone: 0312-3118830 3394340
Bank: Jianhua Sub-branch, Agricultural Development Bank of China (ADBC) Bank Account: 50-580101040005393


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

                             PURCHASE ORDER CONTRACT
               BAODING YINGLI MUNICIPAL PUBLIC FACILITIES COMPANY

Purchaser: Baoding Tianwei Yingli New Energy Resources Co., Ltd.

   No.         Description of Product       Specification           Quantity                Unit       Unit Price   Amount   Remarks
   ---      ---------------------------   ----------------   ------------------------   ------------   ----------   ------   -------
01          Court Lamp                           10m                    4                    set          9600      38400

            (Each lamp has 6 projecting lamps (Philips) for standard court with galvanized and plastic sprayed lamp posts. The construction cost is included.)

RMB         (in Words) Thirty Eight Thousand and Four Hundred Yuan

Agreed      Time of Delivery              2006
Proposal
            Payment Terms                 Payment shall be made upon arrival and acceptance of the goods.

            Note                          Warranty Period: One Year.

            Transportation Site                              Select Transportation      Automobile [X], Train, Plane, Ship,
                                                             Method                     Express Delivery

Consignee                                                    Consignee'
                                                             Telephone No.

Notes: 1.   This Contract shall be executed in two original copies with each of the purchaser and the supplier holding one copy thereof.

       2.   This contract shall come into effect once signed and sealed by the parties, and shall be terminated upon completion of implementation thereof and after the goods have been delivered and the payment has been made.

       3.   Invoice                                          VAT Invoice


       4.   Representative of Purchaser   /s/ Wang Junqing   Representative of Seller   /s/ Di Limei
                                          ----------------                              ------------

       5.   Telephone                                   Cell Phone       13582228891

       6.   Address                                     Address          3055 Fuxing Zhong Road, High-tech
                                                                         Industrial Development Zone

                                                        Contract Execution Date:
             Baoding Yingli Municipal Public Facilities Company (Corporate Seal)

Company's Telephone: 0312-3118830 3394340
Bank: Jianhua Sub-branch, Agricultural Development Bank of China (ADBC) Bank Account: 50-580101040005393

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